Exhibit 10.9

Confidential Treatment Requested

ADDENDUM TO THE

PLATFORM SERVICES AGREEMENT

THIS ADDENDUM dated April 9, 2010 (this “Addendum”) to the Platform Services Agreement dated February 8, 2010 (the “Agreement”) is made between (i) FundQuest Incorporated and (ii) Envestnet Asset Management, Inc.

WHEREAS : The parties desire to enter into this Addendum as described herein.

Capitalised terms used but not defined herein shall have the meanings attributed thereto in the Agreement.

NOW IT IS HEREBY AGREED THAT:

This Addendum shall read as follows:

1.1	In accordance with Clause 1, “Term” A, the parties have agreed to memorialize the Effective Date of the Agreement by way of this Addendum and therefore agree hereby that the Effective Date of the Agreement shall be April 30 2010.

1.2	Further in accordance with Exhibit B of the Agreement, “Pricing Terms”, section 3, [***
] into the Agreement. Envestnet will deduct [*** ] a net transition fee of [*** ] representing parallel expenses incurred by Envestnet for the second quarter of 2010.

1.3	Further in accordance with Exhibit B of the Agreement, “Pricing Terms”, section 3, [***
] each anniversary of the Effective Date for a period of five years (namely April 30 2011; April 30 2012; April 30 2013; April 30 2014 and April 30 2015) an amount equal to [*** ]

1.4	For the avoidance of doubt, the costs and expenses for the period April 30 to June 30, 2010 inclusive incurred for those employees who are transitioned from FundQuest to Envestnet shall be borne by Envestnet.

1.5	The fee rates as described at Exhibit B of the Agreement, “Pricing Terms”, shall be clarified to take account of the following: “For the duration of the agreement which FundQuest has entered into with [*** ] as of April 8 2009, FundQuest shall pay Envestnet a Platform Services Fee equal to

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

but not greater than the fee which [***                                             ] pays to FundQuest.

2.	Effect

2.1	The terms of this Addendum shall become effective as of 30 April 2010.

2.2	The amendments and supplements set forth herein are limited precisely as written and shall not be deemed to be an amendment, consent, waiver or modification of any other term or condition of the Agreement. Except as expressly modified hereby, the terms and provisions of the Agreement shall remain unchanged and shall continue in full force and effect.

3.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

IN WITNESS WHEREOF, this Amendment has been executed in duplicate by duly authorised representatives of the parties as of the date and year first above written.

FUNDQUEST INCORPORATED

By:
Name:
Title:

ENVESTNET ASSET MANAGEMENT INC.

By:	/s/ Jud Bergman
Name:	Jud Bergman
Title:	Chief Executive Officer

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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